Exhibit 32.1
CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of NexPoint Diversified Real Estate Trust (the “Company”) for the period ending September 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Jim Dondero, President of the Company, and Paul Richards, Chief Financial Officer, Executive VP-Finance, Treasurer and Assistant Secretary of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:
1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2025	/s/ Jim Dondero
Jim Dondero President (Principal Executive Officer)

Dated: November 13, 2025	/s/ Paul Richards
Paul Richards Chief Financial Officer, Executive VP- Finance, Treasurer and Assistant Secretary (Principal Financial Officer)